Exhibit 99.1

0 INVESTOR PRESENTATION MAY 2018

Disclaimer Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “might,” “should,” “could,” “predict,” “potential,” “believe,” “expect,” “continue,” “will,” “anticipate,” “contemplate,” “seek,” “estimate,” “intend,” “plan,” “target,” “project,” “would,” “annualized” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts and are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. For a discussion of some of the risks and important factors that could affect our future results and financial condition, see our U.S. Securities and Exchange Commission (“SEC”) filings, including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2017. Except as required by law, we assume no obligation to update these forward-looking statements or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Use of Non-GAAP Financial Measures The information provided herein includes certain non-GAAP financial measures. We believe that these non-GAAP financial measures provide useful information about our operating results and enhance the overall understanding of our past performance and future performance. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. The reconciliation of such measures to the comparable GAAP figures are included in the appendix of this presentation. Other References to “we,” “us,” “our,” “FHI,” “FHB,” “Company,” and “First Hawaiian” refer to First Hawaiian, Inc. and its consolidated subsidiaries. Where appropriate, certain quarterly financial ratios are presented herein on an annualized basis. 1

BNP PARIBAS REDUCES ITS STAKE IN FIRST HAWAIIAN TO LESS THAN 50%

First Hawaiian, Inc.

BNP Paribas Sold ~12% Ownership In First Hawaiian on May 10, 2018

Overview & Highlights

- BNP Paribas ("BNPP") sold 15.3mm common shares of First Hawaiian in an underwritten public offering with a public reoffer price of $27.75
- Concurrent with the offering, First Hawaiian completed a repurchase of ~3.0mm shares at an aggregate purchase price of ~$81.8mm
- As a result of the offering and repurchase, BNPP's stake in First Hawaiian was reduced from 61.9% to 49.9%(1)
- First Hawaiian neither issued shares in connection with the offering nor received any proceeds
- BNPP entered into a 90-day lock-up agreement in connection with the offering

NASDAQ Corporate Governance Requirements and Other Implications

Implications of the BNPP Sell-Down

- Federal Reserve's capital plan requirements associated with BNPP will remain applicable to FHI
- FHI no longer qualifies for the NASDAQ "controlled company" exemption and must now comply with various independence standards
  - A majority of the FHI board of directors will be independent by May 10, 2019
  - Both the compensation committee and the corporate governance and nomination committee will consist solely of independent directors by May 10, 2019
    - — Within 90 days of May 10, 2018, both committees will consist of a majority of independent directors
- Potential inclusion into additional equity indices

Source: Public filings, NASDAQ
(1) Underwriters have the option to purchase up to an additional 1.5mm shares – which would further reduce BNPP's ownership to 48.8%.

2

STRONG CAPITAL DISTRIBUTION RECORD

First Hawaiian, Inc.

+ Dividends

- Since its IPO, First Hawaiian has returned $184mm to investors in the form of dividends or the equivalent of a ~5.7% cash-dividend return[(1)]
- Over that time, the quarterly dividend has increased twice (+20%) to $0.24 per quarter and we expect to be able to continue to increase our dividend as our earnings grow

+ Repurchase

- First Hawaiian repurchased ~3mm shares for an aggregate purchase price of ~$81.8mm concurrent with BNPP's recent public offering on May 10, 2018

= Total Capital Distribution

- Inclusive of the share repurchase, First Hawaiian has returned ~$266mm, or ~86% of earnings, to shareholders since IPO and $115mm year-to-date
- The addition of share repurchases to First Hawaiian's capital return policy further emphasizes our commitment to return meaningful amounts of earnings to investors over time[(2)]

Source: Public filings
(1) Calculated as the aggregate dividends per share since IPO divided by the IPO price.
(2) Dividends and share repurchases are subject to approval of FHI's board of directors, future capital needs and regulatory approvals.

3

STRONG PERFORMANCE IN 1Q 2018

First Hawaiian, Inc.

1Q18 Highlights

- Good loan growth in line with guidance
- Improved deposit mix
- NIM expansion
- Efficiency ratio better than expected, at low end of guidance
- Excellent asset quality
- Effective tax rate in line with expectations
- Strong local economy

Quarterly Results

($ in millions)		1Q 2018	4Q 2017	1Q 2017
Balance Sheet	Loans and Leases	$ 12,464	$ 12,277	$ 11,781
	Deposits	17,362	17,612	16,938
Core Income Statement[1]	Net Interest Income	$ 139.7	$ 134.9	$ 129.3
	Provisions	6.0	5.1	4.5
	Noninterest Income	48.7	50.1	51.1
	Noninterest Expense	90.2	85.8	85.6
	Net Income	**$ 68.3**	**$ 59.2**	**$ 57.0**
	Earnings per Share	**$ 0.49**	**$ 0.42**	**$ 0.41**
Core Operating Metrics[1]	Net Interest Margin	3.13 %	2.99 %	3.00 %
	Efficiency Ratio	47.9	46.4	47.5
	ROATA[2]	1.43	1.22	1.23
	ROATCE[2]	18.4	14.9	15.5
Credit / Capital	NCOs / Average Loans	0.15 %	0.17 %	0.15 %
	NALs / Total Loans	0.10	0.08	0.06
	CET1 / Tier 1	12.7	12.5	12.8

(1) Core measurements are non-GAAP financial measurements. Core excludes certain gains, expenses and one-time items. See non-GAAP reconciliations of core net income, core net interest income, core noninterest income, core noninterest expense, and average tangible assets and average tangible stockholders' equity used to calculate core ratios in the appendix.
(2) ROATA and ROATCE are non-GAAP financial measurements. A reconciliation to the comparable GAAP measurement is provided in the appendix.

4

2018 OUTLOOK

First Hawaiian, Inc.

DRIVER	2018 OUTLOOK	COMMENTS
HAWAII ECONOMY	Continued Growth	• Continued growth expected in 2018 and 2019. Increasing visitor arrivals and spending expected to continue (six consecutive years of improvement through 2017)[(1)]
LOANS		
Residential	High Single Digit Growth	• New mortgage lending model is contributing to increased production volume
CRE & Construction	High Single Digit Growth	• Good pipeline and lending opportunities in Hawaii, Guam/Saipan and US mainland
Consumer	Mid-Single Digit Growth	• Continued growth in indirect auto portfolio, but at a moderated level
C&I	Low Single Digit Growth	• Moderate growth, partially offset by payoff or refinance of SNC loans due to strong economy
NIM	Increasing	• Balance sheet positioned for NIM improvement from additional rate increases and higher long-term rates
EFFICIENCY RATIO	~48%	• Expect full year efficiency ratio ~48%
EFFECTIVE TAX RATE	~26%	• Continue to execute tax optimization strategies
CAPITAL DISTRIBUTION	~50% dividend payout plus periodic repurchases[(2)]	• Continue to look for opportunities to return excess capital within the capital plan

(1) State of Hawaii Department of Business, Economic Development & Tourism 1st Quarter 2018 Outlook for the Economy
(2) Dividends and share repurchases are subject to approval of FHI's board of directors, future capital needs and regulatory approvals.

5

KEY INVESTMENT HIGHLIGHTS 6 Best-in-class Financial Performance Leading Position in Attractive Market High Quality Balance Sheet with Steady Growth Realized and Forecasted Consistently Increased Capital Return Proven Through the Cycle Performance Significant Catalysts for Enhanced Performance 1 2 3 4 5 6

NALs / Loans 170/30/39 251/177/36 126/34/38 0/170/167 119/176/227 227/227/227 R:79 G:129 B:189 Best-in-Class Franchise 7 Branch Presence Financial Overview – 1Q 2018 YTD ($ billions) Source: Public filings and SNL Financial as of 11-May-2018 Note: Financial data as of 31-Mar-18. Market data as of 11-May-18. NIM change based on change from 4Q15 – 1Q18. Top quartile is based on public banks $10–$50bn in assets constituted as of 31-Dec-17; excludes merger targets. FHB Ratios shown as core. Core operating measures exclude certain gains, expenses and one-time items. See annual and quarterly non-GAAP reconciliation of core net income, core net interest income, core noninterest income and core noninterest expense in the appendix. Core efficiency ratio is a non-GAAP financial measure. We compute our core efficiency ratio as the ratio of core noninterest expense to the sum of core net interest income and core noninterest income. Reconciliation of the components of our core efficiency ratio to comparable GAAP measures are provided in the appendix. ROATCE (return on average tangible common equity) is a non-GAAP financial measure. A reconciliation to the comparable GAAP measure is provided in the appendix. Company Highlights Oldest and largest Hawaii-based bank Full service community bank with complete suite of products & services #1 deposit market share in Hawaii since 2004 Largest Hawaii-based lender across all categories $13.4 bn assets under administration as of 1Q18 & approximately 48 mm transactions processed by merchant services in 2017 Proven through the cycle and top quartile operating performance NIM Since 4Q 2015 Efficiency Ratio(2), (3) ROATCE(2), (4) Cost of Deposits Dividend Yield Maui Kahoolawe Lanai Oahu Kauai Niihau Honolulu Hawaii Island Molokai Market Cap $ 3.9 Loans $ 12.5 Assets $ 20.2 Deposits $ 17.4 61 branches Guam Saipan (1) (1) (1) (1) (1) (1) FHB Top Quartile 47.9% 52.1 % FHB Top Quartile 18.4% 16.1 % FHB Top Quartile 0.35% 0.31 % FHB Top Quartile 3.4% 2.5% FHB Top Quartile 0.10% 0.35%

HAWAII IS AN ATTRACTIVE MARKET WITH STRONG ECONOMIC BACKDROP

First Hawaiian, Inc.

The Hawaii economy has remained steady through economic cycles and maintains a favorable outlook

Real GDP ($ billion)



CAGR: 1.6%
$74.0
$75.2
$76.5
$77.7
$78.8
2016A
2017A
2018E
2019E
2020E

GDP by Industry (2017)



Tourism accounts for ~19% of Hawaii GDP[1]
Transportation & Warehousing 5%
Other 15%
Government 20%
Construction 6%
Real Estate 20%
Retail Trade 7%
Healthcare & Education 8%
Professional 9%
Entertainment 10%

Population (000s)



'18-'23 Projected HHI Change: 11.9%
4-year Change: 1.6%
1,429
1,428
1,435
1,443
1,452
2016A
2017A
2018E
2019E
2020E

Unemployment



March 2018: 2.1%
Bps Δ: 340bps
6.0 %
4.9 %
4.4 %
3.6 %
3.0 %
2.6 %
2012A
2013A
2014A
2015A
2016A
2017A

Housing Price Index (Year End)



CAGR: 6.2%
100
108
114
122
127
2013A
2014A
2015A
2016A
2017A

Visitor Expenditures ($ billion)



CAGR: 4.5%
$15.9
$16.9
$17.7
$18.3
$19.0
2016A
2017A
2018E
2019E
2020E

	2016A	2017A	2018E	2019E	2020E
Visitor Arrivals (mm)	8.9	9.4	9.6	9.8	9.9

Source: Hawaii Department of Business, Economic Development & Tourism, Bureau of Labor Statistics, Bureau of Economic Analysis, Federal Housing Finance Agency, and SNL Financial
Note: Real GDP adjusts nominal GDP to 2009 dollars. Unemployment and housing index are shown as seasonally adjusted. Data current as of 11-May-18.
[1] Based on $16.9bn of 2017 visitor spending according to Hawaii Department of Business, Economic Development and Tourism.

8

THE CLEAR LEADER IN HAWAII

First Hawaiian, Inc.

The banking market in Hawaii is dominated by local banks with the top 6 banks accounting for ~97% of deposits; First Hawaiian is the clear leader among its Hawaii banking peers based on size and operating performance

	First Hawaiian, Inc.	Bank of Hawaii	American Savings Bank	Central Pacific Bank	Territorial Savings Bank	Hawaii National Bank
Branches	61[1]	69	51	35	30	14
FTEs	2,213	2,138	1,165	823	281	169
Assets ($bn)	$20.2	$17.1	$6.9	$5.7	$2.1	$0.6
Loans ($bn)	12.5	9.9	4.7	3.8	1.5	0.4
Deposits ($bn)	17.4	15.0	6.1	5.0	1.7	0.6
1Q18 ROATCE	18.4%[2], [3]	18.2%	14.7%	11.8%	8.3%	4.3%
1Q18 ROATA	1.43[2], [3]	1.29	1.14	1.03	0.97	0.39



Loan Portfolio
Commercial
Commercial RE
Residential RE
Consumer & Other
14%
26%
33%
27%
12%
13%
23%
52%
6%
11%
19%
64%
12%
13%
28%
47%
2%
98%
1%
32%
29%
38%
Deposit Portfolio
Transaction Accounts
Savings / MMDA
Time Deposits
23%
35%
42%
12%
52%
36%
7%
13%
80%
23%
13%
64%
23%
17%
60%
9%
11%
80%

Hawaii Deposits	First Hawaiian, Inc.	Bank of Hawaii	American Savings Bank	Central Pacific Bank	Territorial Savings Bank	Hawaii National Bank
Rank	#1	#2	# 3	# 4	# 5	# 6
Share	36.5%	31.4%	13.1%	11.1%	3.5%	1.4%

Sources: SNL Financial, FDIC and company filings

Note: Balance sheet and income statement data as of 31-Mar-18. Loan and deposit portfolio mix based on regulatory filings as of 31-Mar-18. Deposit market share and branches as of 30-Jun-17.

(1) First Hawaiian branch data as of 5/15/18.

(2) ROATCE (return on average tangible common equity) and ROATA (return on average tangible assets) are non-GAAP financial measures. Reconciliations to the comparable GAAP measures are provided in the appendix.

(3) FHB ROATCE and ROATA shown as core. Core excludes certain expenses, gains and one-time items. See reconciliation of core net income to the comparable GAAP measure in the appendix.

9

STEADY REALIZED & FORECASTED BALANCE SHEET GROWTH High Quality Composition (1Q18) 2018 Outlook Recent Growth Profile ($bn) Loans Deposits High single digit growth in residential, CRE and Construction Mid-single digit growth in consumer Low single digit growth in C&I Maintain credit quality 10 Source: Public filings and SNL Financial Note: Financial data as of 31-Mar-18. Target deposit growth to fund incremental loan demand Focus on deposit growth from individuals, partnerships, and corporates Manage public deposit costs and customer relationships C&I 26% CRE 22% Residential RE 23% Leases 1% Construction 5% RRE 33% Consumer 13% Yield: 4.07% $ 10.7 $ 11.5 $ 12.3 $ 12.5 2015 2016 2017 1Q18 Noninterest Bearing 35% Public 14% Residential RE 23% Cost: 0.35% Other Interest Bearing 51% $ 14.0 $ 14.6 $ 15.2 $ 15.0 2015 2016 2017 1Q18 Excluding Public Deposits

Source: Public filings and SNL Financial as of 11-May-2018 Note: Financial data as of 31-Mar-18. $10–$50bn banks constituted as of 31-Dec-17; excludes merger targets. FHB ratios shown as core. Core excludes certain gains, expenses and one-time items. See annual and quarterly non-GAAP reconciliations of core net income, core net interest income, core noninterest income and core noninterest expense used to calculate core ratios in the appendix. ROATCE (return on average tangible common equity) is a non-GAAP financial measures. A reconciliation to the comparable GAAP measure is provided in the appendix. Strong Performance Through the cycle 11 Through the Cycle Credit Performer Strong Expense Mgmt. Culture(1) Consistent Record of Profitability(1) Consistent Deposit Growth ($bn) Steady, Balanced Loan Growth ($bn) NPAs + 90s / Loans + OREO Efficiency Ratio ROATCE(2) 1Q18 Cost of Deposits: 0.35% 12.0% 14.9% 18.4% 9.7% 12.1% 11.3% 14.4% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% '11 '12 '13 '14 '15 '16 '17 1Q18 46.7% 50.2% 47.9% 61.7% 63.4% 57.8% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% '11 '12 '13 '14 '15 '16 '17 1Q18 $9.1 $17.4 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 1Q18 $6.5 $12.5 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 1Q18 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets 0.16% 0.63% 0.13% 0.76% 3.00% 0.66% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 17 1Q18

Consistent Track Record of Strong Profitability 12 Source: Public filings and SNL Financial , as of 11-May-2018 Note: Financial data as of 31-Mar-18. $10–$50bn banks constituted as of 31-Dec-17; excludes merger targets. FHB measures shown as core. Core excludes certain gains, expenses and one-time items. See annual and quarterly non-GAAP reconciliations of core net income, core net interest income, core noninterest income and core noninterest expense used to calculate core ratios in the appendix. Volatility of earnings calculated as the standard deviation in the change in earnings between 2011-2017. ROATA (return on average tangible assets) and ROATCE (return on average tangible common equity) are non-GAAP financial measures. A reconciliation to the comparable GAAP measures are provided in the appendix. Year Ended December 31 Consistent Core Earnings ($mm)(1) ROATA(1),(3) Low Earnings Volatility(1),(2) ROATCE(1),(3) Year Ended December 31 Consistent Earnings Peer Leading Profitability Year Ended December 31 CAGR: 2.6% YTD 1.39% 1.30% 1.31% 1.22% 1.10% 1.18% 1.22% 1.43% 0.87% 1.03% 1.09% 1.07% 1.05% 1.06% 1.01% 1.28% 0.75% 1.00% 1.25% 1.50% 2011 2012 2013 2014 2015 2016 2017 1Q18 12.0% 11.8% 12.3% 11.8% 11.3% 13.8% 14.9% 18.4% 9.7% 10.9% 12.1% 11.2% 11.5% 11.6% 11.3% 14.4% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 2011 2012 2013 2014 2015 2016 2017 1Q18 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets $ 198 $ 197 $ 205 $ 202 $ 196 $ 217 $ 230 $ 57 $ 68 2011 2012 2013 2014 2015 2016 2017 1Q17 1Q18 5.5% 8.5 % First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets

Ongoing Capital Distribution with future opportunities(1) 13 Source: Public filings and SNL Financial as of 11-May-2018 Note: Financial data as of 31-Mar-18. $10–$50bn banks constituted as of 31-Dec-17, excludes merger targets. (1) Dividends and share repurchases are subject to approval of FHI’s board of directors, future capital needs and regulatory approvals. (2) FHB dividend payout ratio based on 1Q18 core earnings and a $0.24 per share cash dividend. (3) Dividend yield (MRQ) based on 1Q 2018 declared dividend of $0.24 and market data as of 11-May-18. (4) Pro Forma capital ratios include the impact of the share repurchase on 10-May-18 as if it were completed on 31-Mar-18. Robust Capital Position Attractive Dividend Yield(3) Dividend Payout Ratio (2) 49% 36% Dividend Per Share 10% 9% Tier 1 Leverage 8.7% 8.3% 9.8% $0.20 $0.22 $0.22 $0.22 $0.22 $0.24 2016Q4 2017Q1 2017Q2 2017Q3 2017Q4 2018Q1 3.4% 1.9% First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets 12.7% 12.1% 11.7% 0.5% 1.1% 1.1% 1.7% 13.8% 13.2% 13.9% First Hawaiian, Inc. Pro Forma ? Public U.S. Banks with $10-$50bn of Assets Tier 2 NCT1 CET 1

BALANCE SHEET POSITIONED FOR NIM IMPROVEMENT IN RISING RATE ENVIRONMENT

First Hawaiian, Inc.

Improving NIM



3.50 %
3.00 %
2.50 %
2.00 %
1.50 %
1.00 %
0.50 %
– %
$ 117
$ 120
$ 123
$ 131
$ 129
$ 131
$ 133
$ 135
$ 140
2.92 %
3.04 %
3.02 %
3.15 %
3.18 %
3.22 %
3.23 %
3.29 %
3.47 %
2.77 %
2.88 %
2.87 %
2.99 %
3.00 %
3.02 %
2.96 %
2.99 %
3.13 %
0.16 %
0.16 %
0.16 %
0.17 %
0.18 %
0.21 %
0.28 %
0.31 %
0.35 %
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
Net Int Inc.
Earning Asset Yield
Cost of Deposits
NIM

Positioned for Rising Rates

- ~ 30% of loan portfolio indexed to 1 or 3 month Libor
- 98% of balance sheet funded with deposits
- Hawaii has experienced lower deposit costs and had a lower deposit beta in the last rate cycle

NII Benefit From Rate Hike[1]



NII Sensitivity +200bps
NII Sensitivity +100bps
9.0 %
4.5 %
4.8 %
3.0 %
4.0 %
2.1 %
Static B/S
Dynamic B/S
Public U.S. Banks with $10-$50bn of Assets
First Hawaiian, Inc.

Source: Public filings and SNL Financial as of 11-May-2018
Note: $10–$50bn banks constituted as of 31-Dec-17; excludes merger targets.
[1] Sensitivity results from 31-Mar-18 regulatory filings. FHB results based on instantaneous shift in rates; $10-$50bn bank results on an as reported basis (includes both instantaneous and gradual rate shock scenarios based on reporting).

14

15 APPENDIX

FULL SUITE OF PRODUCTS AND SERVICES

First Hawaiian, Inc.

First Hawaiian is a full service community bank focused on building relationships with our customers

Commercial Lending

- Largest commercial lender in Hawaii
- 52 commercial bankers[(2)]
- Relationship-based lending
- Primary focus on Hawaii, additional focus on California
- C&I, leases, auto dealer flooring, CRE, and C&D
- Strong relationships with proven local real estate developers

Consumer Lending

- Services provided to individuals and small to mid-sized businesses
- Full service branches, online and mobile channels
- Exclusively in-footprint focus
- First mortgages, home equity, indirect auto financing, and other consumer loans

Deposits

- #1 deposit market share in Hawaii (36.5%)[(1)]
- Retail deposit products offered through branch, online, mobile, direct channels
- Commercial deposits, treasury and cash management products
- Hawaii state and municipal relationships

First Hawaiian, Inc.

Credit Cards

- Leading credit card issuer among Hawaii banks
- Approximately 167,000 accounts with more than $2.1bn annual spend[(2)]
- Consumer, small businesses, and commercial cards
- Issuer of both Visa and MasterCard

Wealth Management

- $13.4 bn of AUA[(3)] and 44 financial advisors[(2)]
- Personal services include financial planning, insurance, trust, estate, and private banking
- Institutional services include investment management, retirement plan administration, and custody
- Mutual funds provided by Bishop Street Capital Management

Merchant Processing

- Largest merchant processor in Hawaii
- Spans Hawaii, Guam and Saipan
- Over 6,000 terminals processed ~47.7mm transactions in 2017
- Relationships with all major U.S. card companies and select foreign cards

(1) Source: FDIC as of 30-Jun-17.
(2) As of 31-Dec-17.
(3) As of 31-Mar-18.

16

Growing, Low-Cost Core Deposit Base Strong brand, deep ties to the community and a leading market share position have driven an attractive, low-cost deposit base 17 CAGR: 5.9% Deposits: $17.4bn 1Q18 YTD Deposit Cost: 0.35% Year Ended December 31, Deposit Portfolio Composition (1Q18) Consistent Deposit Growth ($bn) Best-in-Class Cost of Deposits Year Ended December 31 Source: Public filings and SNL Financial, as of 11-May-2018 Note: Financial data as of 31-Mar-18. $10–$50bn banks constituted as of 31-Dec-17; excludes merger targets. ~14% of Total Deposits are Public Deposits Public Savings 3% Demand 35% Money Market 15% Savings 23% Time 13% Public Time 11% 0.87% 1.92% 0.35% 1.70% 2.94% 0.47% – % 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 1Q18 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets

Steady Organic Growth and Balanced Loan Portfolio Steady through the cycle organic loan growth and balanced loan portfolio with attractive forward growth opportunities 18 Well positioned to serve clients during the financial crisis CAGR: 6.2% Loans: $12.5bn 1Q18 YTD Loan Yield: 4.07% Loans / Deposits 70% 71% 72% 84% 78% 79% 69% 70% 70% 68% 67% 69% 70% 72% Year Ended December 31, Balanced Loan Portfolio (1Q18) Steady Loan Growth ($bn) Growth in All Categories (2013FY – 1Q18 CAGR) Note: Financial data as of 31-Mar-18. Commercial 26% Consumer & Other 14% Residential RE 33% Commercial RE 27% 6.5% 2.8% 8.4% 7.3% 9.6 % Total Commercial Commercial RE Residential RE Consumer

Proven, Consistent, and Conservative Credit Risk Management Strong through the cycle credit performance driven by conservative approach to credit risk management 19 Year Ended December 31 Year Ended December 31 Year Ended December 31 Year Ended December 31 Source: Public filings and SNL Financial, available as of 11-May-2018 Note: Financial data as of 31-Mar-18. $10–$50bn banks constituted as of 31-Dec-17; excludes merger targets. NCOs / Average Loans NPAs + 90s / Loans + OREO Reserves / Loans Reserves / Non-Accrual Loans 75.0x 0.16% 0.63% 0.13% 0.76% 3.00% 0.66% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 1Q18 1.43% 1.45% 1.11% 1.19% 2.15% 0.87% 0.50% 1.00% 1.50% 2.00% 2.50% '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 1Q18 71.4x 11.4x 3.2x 1.5x 0.0x 10.0x 20.0x '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 1Q18 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets

Operating Leverage Through prudent expense management 20 Source: Public filings and SNL Financial, as of 11-May-2018 Note: Financial data as of 31-Mar-18. $10–$50bn banks constituted as of 31-Dec-17; excludes merger targets. FHB measures shown as core. Core excludes certain gains, expenses and one-time items. See annual and quarterly non-GAAP reconciliations of core net income, core net interest income, core noninterest income and core noninterest expense used to calculate core ratios in the appendix. Core efficiency ratio is a non-GAAP financial measure. We compute our core efficiency ratio as the ratio of core noninterest expense to the sum of core net interest income and core noninterest income. Reconciliation of the components of our core efficiency ratio to comparable GAAP measures are provided in the appendix. Year Ended December 31, Year Ended December 31, Noninterest Expense / Average Assets(1) Well Managed Core Noninterest Expense ($mm)(1),(2) Efficiency Ratio(1),(2) Driving Future Operating Leverage Improving margins and benefit from rising rates Additional operating capacity Scalable fee businesses Close management of expenses through transition CAGR: 1.5% Year Ended December 31, QTD 46.7% 46.8% 46.4% 47.9% 50.2% 47.9% 47.0% 47.9% 61.7% 62.2% 63.4% 63.2% 61.3% 59.9% 58.3% 57.8% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 2011 2012 2013 2014 2015 2016 2017 1Q18 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets 2.04% 1.87% 1.78% 1.74% 1.74% 1.71% 1.71% 1.79% 3.01% 3.00% 2.93% 2.69% 2.57% 2.49% 2.51% 2.41% 1.50% 2.00% 2.50% 3.00% 3.50% 2011 2012 2013 2014 2015 2016 2017 1Q18 $ 312 $ 301 $ 296 $ 304 $ 327 $ 331 $ 342 $ 86 $ 90 46.7% 46.8% 46.4% 47.9% 50.2% 47.9% 47.0% 47.5% 47.9% '11 '12 '13 '14 '15 '16 '17 1Q17 1Q18 Core Noninterest Expense Efficiency Ratio

Hawaii Banks have a Significant Deposit Advantage 21 Source: SNL Financial and the Federal Reserve website (1) Deposit beta is defined as the change in deposit costs as a percentage of the change in Fed Funds over a particular period. Deposit cost uses starting point (2Q04) to peak (3Q07); one quarter lag. (2) Includes First Hawaiian, Bank of Hawaii, American Savings, Central Pacific, Territorial Bancorp, Hawaii National. 1Q18 cost of deposits based on public company reported information. 1Q18 excludes private companies and undisclosed public company information. (3) Includes all U.S. bank holding companies excluding Hawaii-based banks. 1Q18 cost of deposits based on public company reported information. 1Q18 excludes private companies and undisclosed public company information. Hawaii banks experience more favorable deposit behavior across all rate cycles; Hawaii banks experienced a deposit beta(¹) of ~34% vs. ~47% for broader U.S. banks during the last rising rate cycle 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q Hawaii Banks² U.S. Banks³ Fed Funds 14bps Current Funding Advantage 3.34% 1.97% 0.47% 0.33% 5.25% 137bps Funding Advantage 1.45% 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

GAAP to Non-GAAP Reconciliation 22 We present net interest income, noninterest income, noninterest expense, net income, earnings per share and the related ratios described below, on an adjusted, or ‘‘core,’’ basis, each a non-GAAP financial measure. These core measures exclude from the corresponding GAAP measure the impact of certain items that we do not believe are representative of our financial results. We believe that the presentation of these non-GAAP financial measures helps identify underlying trends in our business from period to period that could otherwise be distorted by the effect of certain expenses, gains and other items included in our operating results. Core net interest margin, core return on average total assets and core return on average total stockholders’ equity are non-GAAP financial measures. We compute our core net interest margin as the ratio of core net interest income to average earning assets. We compute our core return on average total assets as the ratio of core net income to average total assets. We compute our core return on average total stockholders’ equity as the ratio of core net income to average stockholders’ equity. Core efficiency ratio is a non-GAAP financial measure. We compute our core efficiency ratio as the ratio of core noninterest expense to the sum of core net interest income and core noninterest income. Return on average tangible stockholders’ equity, core return on average tangible stockholders’ equity, return on average tangible assets, core return on average tangible assets and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We compute our return on average tangible stockholders’ equity as the ratio of net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our core return on average tangible stockholders’ equity as the ratio of core net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our return on average tangible assets as the ratio of net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets. We compute our core return on average tangible assets as the ratio of core net income to average tangible assets. We compute our tangible stockholders’ equity to tangible assets as the ratio of tangible stockholders’ equity to tangible assets, each of which we calculate by subtracting (and thereby effectively excluding) amounts related to our goodwill. We believe that these core measures provide useful information about our operating results and enhance the overall understanding of our past performance and future performance. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. The following tables provide a reconciliation of these non-GAAP financial measures with their most closely related GAAP measures.

GAAP to Non-gaap reconciliation (1) One-time items include salaries and benefits stemming from the 2017 Tax Cuts and Jobs Act and public offering related costs. (2) Represents the adjustments to net income, tax effected at the Company’s effective tax rate for the respective period, exclusive of one-time Tax Cuts and Jobs Act expense. 23 (dollars in thousands, except per share amounts) Net interest income $ 139,672 $ 134,886 $ 129,345 Core net interest income (non-GAAP) $ 139,672 $ 134,886 $ 129,345 Noninterest income $ 48,700 $ 54,324 $ 51,059 Gains on sale of real estate — (4,255) — Core noninterest income (non-GAAP) $ 48,700 $ 50,069 $ 51,059 Noninterest expense $ 90,587 $ 89,850 $ 85,991 One-time items (1) (407) (4,073) (384) Core noninterest expense (non-GAAP) $ 90,180 $ 85,777 $ 85,607 Net income $ 67,958 $ 11,684 $ 56,740 Gains on sale of real estate — (4,255) — One-time items (1) 407 4,073 384 Tax reform bill — 47,598 — Tax adjustments (2) (106) 63 (142) Total core adjustments 301 47,479 242 Core net income (non-GAAP) $ 68,259 $ 59,163 $ 56,982 Core basic earnings per share (non-GAAP) $ 0.49 $ 0.42 $ 0.41 Core diluted earnings per share (non-GAAP) $ 0.49 $ 0.42 $ 0.41 Basic earnings per share $ 0.49 $ 0.08 $ 0.41 Diluted earnings per share $ 0.49 $ 0.08 $ 0.41 For the Three Months Ended March 31, December 31, March 31, 2018 2017 2017

GAAP to Non-gaap reconciliation 24 (1) Annualized for the three months ended March 31, 2018 and 2017 and December 31, 2017 (dollars in thousands, except per share amounts) Income Statement Data: Net income $ 67,958 $ 11,684 $ 56,740 Average total stockholders' equity $ 2,500,299 $ 2,570,704 $ 2,488,519 Less: average goodwill 995,492 995,492 995,492 Average tangible stockholders' equity $ 1,504,807 $ 1,575,212 $ 1,493,027 Average total assets $ 20,407,718 $ 20,193,919 $ 19,769,508 Less: average goodwill 995,492 995,492 995,492 Average tangible assets $ 19,412,226 $ 19,198,427 $ 18,774,016 Return on average total stockholders' equity (1) 11.02% 1.80% 9.25 % Return on average tangible stockholders' equity (non-GAAP) (1) 18.32% 2.94% 15.41 % Return on average total assets (1) 1.35% 0.23% 1.16 % Return on average tangible assets (non-GAAP) (1) 1.42% 0.24% 1.23 % Average stockholders' equity to average assets 12.25% 12.73% 12.59 % Tangible average stockholders' equity to tangible average assets (non-GAAP) 7.75% 8.20% 7.95 % For the Three Months Ended March 31, December 31, March 31, 2018 2017 2017 Balance Sheet Data: Total stockholders' equity $ 2,520,862 $ 2,532,551 $ 2,505,994 Less: goodwill 995,492 995,492 995,492 Tangible stockholders' equity $ 1,525,370 $ 1,537,059 $ 1,510,502 Total assets $ 20,242,942 $ 20,549,461 $ 19,792,785 Less: goodwill 995,492 995,492 995,492 Tangible assets $ 19,247,450 $ 19,553,969 $ 18,797,293 Shares outstanding 139,601,123 139,588,782 139,546,615 Total stockholders' equity to total assets 12.45% 12.32% 12.66% 7.93% 7.86% 8.04 % Book value per share $ 18.06 $ 18.14 $ 17.96 Tangible book value per share (non-GAAP) $ 10.93 $ 11.01 $ 10.82 Tangible stockholders' equity to tangible assets (non-GAAP) March 31, 2018 As of December 31, March 31, 2017 2017 As of As of

GAAP TO NON-GAAP RECONCILIATION - ANNUAL

First Hawaiian, Inc.

(Dollars in millions, except per share data)	As of and for the Twelve Months Ended December 31,						
	2017	2016	2015	2014	2013	2012	2011
Net Income	$ 183.7	$230.2	$213.8	$216.7	$214.5	$211.1	$199.7
Basic EPS	$1.32	$1.65	$1.53	$1.55	$1.54	$1.68	$1.80
Diluted EPS	$1.32	$1.65	$1.53	$1.55	$1.54	$1.68	$1.80
Average Total Stockholders' Equity	$ 2,538.3	$2,568.2	$2,735.8	$2,698.4	$2,667.4	$2,664.2	$2,640.6
Less: Average Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Average Tangible Stockholders' Equity	**$ 1,542.8**	**$1,572.7**	**$1,740.3**	**$1,702.9**	**$1,672.0**	**$1,668.7**	**$1,645.1**
Total Stockholders' Equity	2,532.6	2,476.5	2,736.9	2,675.0	2,651.1	2,654.2	2,677.4
Less: Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Tangible Stockholders' Equity	**$ 1,537.1**	**$1,481.0**	**$1,741.4**	**$1,679.5**	**$1,655.6**	**$1,658.7**	**$1,681.9**
Average Total Assets	19,942.8	19,334.7	18,785.7	17,493.2	16,653.6	16,085.7	15,246.8
Less: Average Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Average Tangible Assets	**$ 18,947.3**	**$18,339.2**	**$17,790.2**	**$16,497.7**	**$15,658.1**	**$15,090.2**	**$14,251.3**
Total Assets	20,549.5	19,661.8	19,352.7	18,133.7	17,118.8	16,646.7	15,839.4
Less: Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Tangible Assets	**$ 19,554.0**	**$18,666.3**	**$18,357.2**	**$17,138.2**	**$16,123.3**	**$15,651.2**	**$14,843.9**
Return on Average Total Stockholders' Equity	7.24%	8.96%	7.81%	8.03%	8.04%	7.92%	7.56%
Return on Average Tangible Stockholders' Equity (non-GAAP)	**11.91%**	**14.64%**	**12.28%**	**12.72%**	**12.83%**	**12.65%**	**12.14%**
Return on Average Total Assets	0.92	1.19	1.14	1.24	1.29	1.31	1.31
Return on Average Tangible Assets (non-GAAP)	**0.97%**	**1.26%**	**1.20%**	**1.31%**	**1.37%**	**1.40%**	**1.40%**

Note: Totals may not sum due to rounding.

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GAAP TO NON-GAAP RECONCILIATION - ANNUAL

First Hawaiian, Inc.

(Dollars in millions, except per share data)	For the Fiscal Year Ended December 31, 2017	2016	2015	2014	2013	2012	2011
Net Interest Income	$ 528.8	$491.7	$461.3	$443.8	$439.0	$447.5	$470.0
Accounting Change (ASC 310 Adjustment)	–	–	–	–	(4.3)	–	–
Early Buyout on Lease	–	–	–	(3.1)	–	–	–
Early Loan Termination[2]	–	–	(4.8)	–	–	–	–
Core Net Interest Income (Non-GAAP)	**$ 528.8**	**$491.7**	**$456.5**	**$440.7**	**$434.7**	**$447.5**	**$470.0**
Noninterest Income[1]	$ 205.6	$226.0	$219.1	$216.0	$214.4	$219.1	$200.2
Gain on Sale of Securities	–	(4.6)	(7.7)	–	(0.2)	(16.7)	(1.7)
Gain on Sale of Stock (Visa/MasterCard)	–	(22.7)	(4.6)	(20.8)	(11.1)	–	–
Gain on Sale of Bank Properties	(6.9)	–	(3.4)	–	(0.4)	(6.4)	–
Other Adjustments[2],[3]	–	–	(7.5)	–	–	–	(0.9)
Core Noninterest Income (Non-GAAP)	**$198.7**	**$198.8**	**$195.9**	**$195.1**	**$202.7**	**$196.0**	**$197.6**
Noninterest Expense[1]	$ 347.6	$337.3	$327.3	$304.4	$296.7	$301.9	$311.7
Non-Recurring Items[4]	(5.5)	(6.2)	–	–	(0.7)	(0.7)	–
Core Noninterest Expense (Non-GAAP)	**$ 342.1**	**$331.1**	**$327.3**	**$304.4**	**$296.0**	**$301.2**	**$311.7**
Net Income	$ 183.7	$230.2	$213.8	$216.7	$214.5	$211.1	$199.7
Accounting Change (ASC 310 Adjustment)	–	–	–	–	(4.3)	–	–
Early Buyout on Lease	–	–	–	(3.1)	–	–	–
Early Loan Termination	–	–	(4.8)	–	–	–	–
Gain on Sale of Securities	–	(4.6)	(7.7)	–	(0.2)	(16.7)	(1.7)
Gain on Sale of Stock (Visa/MasterCard)	–	(22.7)	(4.6)	(20.8)	(11.1)	–	–
Gain on Sale of Real Estate	(6.9)	–	(3.4)	–	(0.4)	(6.4)	–
Other Adjustments[2],[3]	–	–	(7.5)	–	–	–	(0.9)
Non-Recurring Items[4]	5.5	6.2	–	–	0.7	0.7	–
Tax reform Bill	47.6	–	–	–	–	–	–
Tax Adjustments[5]	0.6	8.0	10.6	8.9	5.8	8.1	1.0
Total Core Adjustments	46.7	(13.1)	(17.5)	(15.0)	(9.5)	(14.3)	(1.7)
Core Net Income (Non-GAAP)	**$ 230.4**	**$217.1**	**$196.3**	**$201.6**	**$205.0**	**$196.7**	**$198.0**
Core Basic EPS (Non-GAAP)	**$ 1.65**	**$1.56**	**$1.41**	**$1.45**	**$1.47**	**$1.57**	**$1.79**
Core Diluted EPS (Non-GAAP)	**$ 1.65**	**$1.56**	**$1.41**	**$1.45**	**$1.47**	**$1.57**	**$1.79**

Note: Totals may not sum due to rounding.
(1) Noninterest income and expenses prior to 2017 have been revised from the amounts previously reported to reflect the reclassifications described in the footnote to Table 1 of the fourth quarter 2017 earnings release.
(2) Adjustments that are not material to our financial results have not been presented for certain periods.
(3) Other adjustments include a one-time MasterCard signing bonus and a recovery of an investment that was previously written down.
(4) Includes salaries and benefits stemming from the 2017 tax reform bill and non-recurring public company transition costs.
(5) Represents the adjustments to net income, tax effected at the Company's effective tax rate, exclusive of one-time tax reform bill expense, for the respective period.

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